UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2020

Kiniksa Pharmaceuticals, Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-730430	98-1327726
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares $0.000273235 par value	KNSA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2020, Kiniksa Pharmaceuticals, Ltd. (“Kiniksa”) and its Executive Vice President, Chief Financial Officer, Chris Heberlig, agreed that he will transition to a consulting role with the company on March 20, 2020. In connection with the transition, Kiniksa plans to enter into a consulting agreement with Mr. Heberlig, the terms of which have yet to be determined. As Kiniksa prepares for the potential commercial launch of its lead program, rilonacept (KPL-914), the company has commenced a search to appoint a new Chief Financial Officer to assist the company in its next phase of growth.

On February 4, 2020, Michael Megna was appointed to the role of Chief Accounting Officer in addition to his current role as the company’s Vice President, Finance, and assumed the role of principal accounting officer from Mr. Heberlig. Upon Mr. Heberlig's transition to a consulting role, Mr. Megna will assume the role of principal financial officer from Mr. Heberlig.  As the company’s Vice President, Finance (since July 2018), Mr. Megna, 49, oversees the company’s accounting and finance functions. From July 2012 until July 2018, Mr. Megna served in roles of increasing seniority at LFB USA, Inc./rEVO Biologics, Inc., a biopharmaceutical company, most recently as Senior Vice President, Finance & Accounting. In those roles, Mr. Megna oversaw finance, IT, human resources and project management functions. Mr. Megna received his bachelor’s of business administration from Siena College.  Mr. Megna is also a Certified Public Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: February 5, 2020	By:	/s/ Thomas Beetham
Thomas Beetham
Chief Legal Officer